UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005

NNN 2003 VALUE FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51295 (Commission File No.)	20-0122092 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7.01. Regulation FD Disclosure

On June 8, 2005, Triple Net Properties, LLC, our Manager, distributed a letter to investors in The Oakey Building property in Las Vegas, Nevada, of which we own a 75.4% interest, which is attached to this Form 8-K as Exhibit No. 99.1.

On June 10, 2005, our Manager distributed a letter to investors in the Emerald Plaza property in San Diego, California, of which we own a 4.6% interest, which is attached to this Form 8-K as Exhibit 99.2.

Copies of these letters are hereby incorporated into this filing in their entirety. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Number	Description
99.1	Letter dated June 8, 2005.

99.2	Letter dated June 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 VALUE FUND, LLC

By: Triple Net Properties, LLC, its Manager

Date: June 10, 2005	By:	/s/ ANTHONY W. THOMPSON
Name: Anthony W. Thompson
Title: Chief Executive Officer

Exhibit Index

Number	Description
99.1	Letter dated June 8, 2005.

99.2	Letter dated June 10, 2005.